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                 SMITH BARNEY ALLOCATION SERIES INC. ("SBAS")
                               Global Portfolio
                             High Growth Portfolio
                               Growth Portfolio
                              Balanced Portfolio
                            Conservative Portfolio
                               Income Portfolio
                          Class A, B, L and Y Shares
                              (the "Portfolios")

                         Supplement dated May 6, 2003
                       to Prospectus dated May 31, 2002

   The following revises and supersedes, as applicable, the information contained in the Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

Changes in Underlying Smith Barney Funds

   Certain changes in the underlying Smith Barney funds in which the SBAS portfolios invest have been prompted by mutual fund mergers and name changes. The modifications to each portfolio of SBAS are set forth below. These changes are effective immediately.

Portfolio Name         Underlying Fund Eliminations
--------------         ----------------------------
Global Portfolio       Smith Barney Peachtree Growth Fund
                       European Portfolio
High Growth Portfolio  Smith Barney Peachtree Growth Fund
Growth Portfolio       Smith Barney Peachtree Growth Fund
Balanced Portfolio     Smith Barney Peachtree Growth Fund

Portfolio Name          Underlying Fund Former Name               Underlying Fund New Name
--------------          ---------------------------               ------------------------
Balanced Portfolio      Smith Barney Premium Total Return Fund   SB Capital and Income Fund
Conservative Portfolio  Smith Barney Premium Total Return Fund   SB Capital and Income Fund
Income Portfolio        Smith Barney Premium Total Return Fund   SB Capital and Income Fund

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